AGENCY AGREEMENT                                               FEBRUARY 15, 2003
ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.
               &
ENERTECK CHEMICAL COMPANY, INC.


                                AGENCY AGREEMENT

                                     BETWEEN

                 ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.

                                       AND

                            ENERTECK CHEMICAL COMPANY

This Agreement ("Agreement") is entered into as of February 15, 2003 (the "Effective Date") by and between ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA., its divisions, its affiliate companies and concerns, a corporation organized under the laws of Brazil (hereinafter referred to as " AGENT") and the ENERTECK CHEMICAL COMPANY, INC., a corporation organized under the laws of the state of Texas in the United States of America (hereinafter referred to as EnerTeck).

1.       REPRESENTATION

         (a) EnerTeck hereby appoints AGENT as its sole agent for the Territory (countries) listed in Appendix "A" hereto ("Territory") for the sale of EnerTeck's products and services as listed in Appendix "B" hereto.

         (b) AGENT shall not, without the consent of EnerTeck sell, rent or distribute, directly or indirectly, any EnerTeck products or services in any country or other location outside the Territory.

         (c) AGENT hereby accepts its appointment on the terms and conditions herein set forth.

2.       DUTIES OF AGENT

         In consideration of the above appointment and the commission to be paid by EnerTeck to the AGENT hereunder the:

         (a) AGENT shall establish and maintain a sales program for the sale of the EnerTeck products and services covered by this Agreement and shall maintain facilities and personnel as are reasonably adequate to perform its obligations under this Agreement.

         (b) AGENT shall promptly transmit to EnerTeck inquiries and orders for EnerTeck products and services in the Territory of the AGENT. Agent shall coordinate negotiations and communication on behalf of EnerTeck for all prospective sales on EnerTeck's products and services within the Territory.

         (c) AGENT shall make no warranties, representations or certifications with respect to the EnerTeck products and services without the prior consent of EnerTeck. AGENT shall

AGENCY AGREEMENT                                               FEBRUARY 15, 2003
ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.
               &
ENERTECK CHEMICAL COMPANY, INC.


                  hold EnerTeck free and harmless from any claims, lawsuit, damages and cost and expenses caused by it having made any such unauthorized warranties and representations.

         (d) AGENT, at its sole expense, shall comply with all the laws, regulations and rules applicable to its operations and to its performance of this Agreement. AGENT shall hold EnerTeck free and harmless from any claims, damages, lawsuits, penalties and costs and expenses caused by AGENT's failure to comply with any such laws, regulations and rules.

         (e) AGENT shall not, directly or indirectly, infringe or contest the validity of or the title of EchemTrade to any of the patents, trademarks and trade names owned by EnerTeck or under which EnerTeck is licensed. The termination of this Agreement for any reason shall in no way release or discharge AGENT from the estoppel herein set forth.

         (f) Agent shall, at the request of EnerTeck, assist in expediting and obtaining import and export permits and licenses, required customs clearance and delivery of shipments to EnerTeck's customers. All costs and charges shall be pre-approved and Enerteck agrees to reimburse AGENT the actual costs and expenses, plus a service charge of five (5) percent of the actual costs and expenses, incurred by AGENT on behalf of EnerTeck in performing these services. Proper documentation should be presented to EnerTeck no later than 90 days from the date that said expenses were incurred.

         (g) AGENT will not sell, rent or distribute, indirectly or directly, any of the EnerTeck products and services for use or sale in any area in or to which EnerTeck itself would be prohibited by applicable law, regulations or order of the United States of America, or any of the governmental agencies thereof, from selling, distributing renting or otherwise permitting the use of said products and services.

         (h) AGENT shall reasonably assist EnerTeck in tracking and expediting payment of outstanding invoices and receivables as required, advise and assist EnerTeck in the establishment of relationships between EnerTeck and banking institutions and professional advisors in the country of sale, and provide other services similar to those hereinabove described which are appropriate and necessary in connection with EnerTeck's business activities in the country.

         (i) AGENT shall perform its services with that standard of care, skill and diligence normally provided by an agent in the performance of similar services. Agent understands that EnerTeck will be relying upon the accuracy, competence and completeness of Agent's services in initially deciding whether to seek to obtain a contract with respect to a qualifying project or customer.

3.       AUTHORITY / LIMITATIONS

         Services performed or actions taken on behalf of EnerTeck by Agent shall only be as specifically requested and authorized by EnerTeck. Agent understands and agrees that it is an independent contractor and not an employee of EnerTeck, and that this Agreement does not establish a

AGENCY AGREEMENT                                               FEBRUARY 15, 2003
ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.
               &
ENERTECK CHEMICAL COMPANY, INC.


         partnership between the parties, and that agent has no authority to act on EnerTeck's behalf or bind EnerTeck in any way except as EnerTeck may expressly direct and confirm in writing.

         AGENT shall have no authority to accept direct payments from customers without the express written consent of EnerTeck.

4.       CONFIDENTIALITY

         Both parties shall maintain as confidential all information relating to their respective products, personnel, customers, business operations, financial condition, supplied by either party separately and/or developed jointly by the parties. Both parties further agree to safeguard as confidential all price books, customers' lists, quotations, discount schedules, product formulations and engineering data, in any form, and will not permit their use in any way which would be detrimental to either party. Both parties also agree to surrender all confidential data to other party on cancellation or termination of this agreement, and will not retain copies or memoranda of said information in any form whatsoever. This clause shall remain effective even after the cancellation or termination of this agreement for any reason.

5.       COMMISSIONS

         EnerTeck will pay AGENT a commission only for payments from sales actually received as outlined in Appendix "B". The aforesaid will apply to customers for the territory of representation covered by this Agreement, beginning on the effective date of this Agreement. EnerTeck will pay such commission to Agent within five (5) days following receipt of payment of invoices and forward invoice copies to the Agent in order to verify commission amounts owed by EnerTeck.

         The commission shall be paid to Agent's bank account in US dollars to any commercial bank in the USA designated by Agent to receive such payments.

         EnerTeck shall pay commissions to Agent on all commercial accounts in Agent's territory for as long as this Agreement in force and such commission payment for Active Commercial Accounts at the time of termination shall continue for five years from the effective date of termination of this Agreement, regardless of the reason for termination, or as Parties may mutually agree. An Active Commercial Account shall be defined for these purposes as any account that has purchased and paid for EnerTeck Products within the preceding twelve-month period.

         It is the right of EnerTeck, at its sole discretion, to accept or refuse any contract. Any EnerTeck decision to refuse a potential contract will not entitle the Agent to any right to commission.

         The Parties agree that from time to time as the Parties may agree, EnerTeck may make advance commission payments to Agent as a draw against future commissions and/or reimburse Agent for extraordinary business expenses. EnerTeck shall reimburse Agent for for business expenses incurred outside of the Territory at the request of EnerTeck.. Any such payments to Agent by EnerTeck do not constitute an obligation by EnerTeck to engage or make payments to Agent except as outlined herein.

AGENCY AGREEMENT                                               FEBRUARY 15, 2003
ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.
               &
ENERTECK CHEMICAL COMPANY, INC.


6.       PRICES: TERMS AND CONDITIONS OF SALE

         All sales shall be subject to EnerTeck's agreed prices, terms and conditions and such prices, terms and conditions are subject to change without notice, unless otherwise agreed in actual sales contracts with Agent's customers. EnerTeck shall provide Agent with current product prices on a regular basis, in writing, and such prices will remain effective until fifteen days after Agent receives a written notice of any price change. Agent shall not represent that Agent has authority to bind or commit EnerTeck to any prices or commercial terms other than as communicated in writing to Agent by EnerTeck.

7.       ORDERS AND REPORTS

         AGENT will, at EnerTeck's request furnish to EnerTeck periodic status reports giving to the fullest extent possible all known information regarding the status of tenders, bids, competitors, business and other relevant information.

8.       ADVERTISING

         Agent will NOT issue or publish any form of advertising or literature which in any way relates to EnerTeck or its products and services without first submitting the exact form and content thereof, together with information relating to the proposed dates and places of publication, to the EnerTeck notification address listed in Appendix "C".

         Prior to publication or distribution of the advertising or literature, AGENT will obtain EnerTeck's approval and authorization of the form, content and specifications of the proposed advertising or literature. AGENT will comply with all directions for changes in the form, content or specifications of such advertising or literature requested by EnerTeck. EnerTeck will provide to AGENT current sales literature, brochures, promotional items and technical information on the products and services covered by this Agreement, as necessary to assist in obtaining business per the Agreement. This material will be written in the English language only and will be provided at no charge to AGENT. All such information, brochures, literature, promotional items and technical information in the possession of AGENT shall be returned to EnerTeck upon request and/or upon the termination of this agreement.

9.       RELATIONSHIP OF THE PARTIES

         AGENT is now and will at all times act as and hold itself out as an independent entity. AGENT and EnerTeck, hereby agree that neither this Agreement nor any activity undertaken in accordance with it shall create any other relationship between the AGENT and EnerTeck. Neither parties have been granted by the other any right or authority to assume or create any obligation or responsibility for or on behalf of the other unless agreed otherwise to in writing.

AGENCY AGREEMENT                                               FEBRUARY 15, 2003
ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.
               &
ENERTECK CHEMICAL COMPANY, INC.


10.      COMPETITION

         AGENT agrees that it shall (i) not furnish services similar to or that competes with the services being provided by AGENT to EnerTeck pursuant to this agreement to any third party in competition with EnerTeck, (ii) not directly engage in, (iii) not enter into a joint venture, or (iv) not acquire a company or other entity which engages in the particular business activities offered by EnerTeck in the territory.

11.      INDEMNITY

         EnerTeck agrees to protect, defend, indemnify and hold harmless and release AGENT, its parent, subsidiary and affiliated companies, its officers, directors and employees, from and against any manner of loss, liability, claim, damage, penalty or cost, including but not limited to, reasonable attorney's fees arising in connection with this Agreement that is asserted by any third party to the extent that such loss is caused by any product, act, or omission of EnerTeck.

         AGENT agrees to protect, defend, indemnify and hold harmless and release EnerTeck, its parent, subsidiary and affiliated companies, its officers, directors and employees, from and against any manner of loss, liability, claim, damage, penalty or cost, including but not limited to, reasonable attorney's fees arising in connection with this Agreement or that is asserted by any third party to the extent that such loss is caused by any act or omission of Agent.

12.      COMPLIANCE WITH U.S. LAW

         Notwithstanding anything to the contrary contained elsewhere in this Agreement or in any Exhibit hereto, performance by EnerTeck or of any of its obligations under the provisions of this Agreement shall be subject to the laws of the U.S., including, without limitation, U.S. Department of State, Treasury or Commerce Export Control or other U.S. Government regulations pertaining to export and re-export, transfer or disclosure, directly or indirectly, or products and/or technical data supplied under or in accordance with this agreement.

         Non-performance in whole or in part by EnerTeck because of said U.S. laws or regulations shall not be construed by any of the parties, and shall not constitute a default by EnerTeck of any obligation applicable to EnerTeck. Such non-performance shall not subject EnerTeck to any liability for damages and convey any right to AGENT to terminate this Agreement. Furthermore, that AGENT does not have the authority to, without prior written consent of EnerTeck, export any product made by the use of such technical data, directly or in-directly, to any such country as may from time to time be specified by the U.S. Department of State, Treasury or Commerce Export Control, as a country to which such exports are limited or to anyone in any such country or any national thereof. It also being understood that EnerTeck's power to give consent to such sales or products or components thereof, or the transfer or disclosure of technical data will be forbidden to give such consent, and in no event shall EnerTeck's failure to give such consent be grounds for a claim right or cause of action on the part of AGENT.

AGENCY AGREEMENT                                               FEBRUARY 15, 2003
ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.
               &
ENERTECK CHEMICAL COMPANY, INC.


         AGENT covenants that it is familiar with the U.S. Foreign Corrupt Practices Act of 1977, as amended, "the Act", and it proposes and represents that neither Agent nor any of its shareholders, officers, directors, or employees will perform any service or action that would or might constitute any such violation.

13.      AMENDMENTS

         This Agreement may be amended only by written agreement of both Agent and EnerTeck.

14.      ASSIGNMENT

         This Agreement is not assignable, by operation of law or otherwise, without the prior written consent of the non-assigning party hereto.

         If both parties consent to an assignment, this Agreement is binding and enforceable against successors, successors in office and assigns of both parties. The respective parties agree to get approvals and concurrence of their successors and assigns.

15.      TERM AND TERMINATION

         (a) This Agreement shall be effective as of the Effective Date and shall continue in force for five (5) years thereafter unless terminated as hereinafter provided. This Agreement shall be evergreen and shall automatically renew for one-year periods unless the terminating party gives a written one-year cancellation notice to the other party. The term may be extended, by mutual consent, for such periods thereafter subject to termination as hereinafter provided.

         (b) In the event of the termination at the initiative of Enerteck, orders, letters of intent and contracts obtained through the effort of Agent for EnerTeck's Products and Services at any time within three (3) months following the termination of this Agreement, provided the prospect for such orders with the name of the customer is provided in writing by AGENT to EnerTeck within thirty (30) days after termination of this Agreement, shall entitle AGENT to a commission therein as if this Agreement were still in force.

         (c) This Agreement may be terminated by EnerTeck with immediate effect and without recourse against EnerTeck, including but not limited to liability for any damages, or penalty to AGENT upon the occurrence of any of the following events:

                  (i) Breaches any material obligation imposed by this Agreement providing that such material breaches are not reasonably remedied within sixty (60) days of written notice of breach.

                  (ii) Becomes insolvent, or subject to a petition in bankruptcy filed by or against it or is placed under the control of receiver, liquidator or committee of creditors

AGENCY AGREEMENT                                               FEBRUARY 15, 2003
ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.
               &
ENERTECK CHEMICAL COMPANY, INC.


                  (iii) Assigns transfers or attempts to assign or transfer this Agreement without EnerTeck's prior consent

                  (iv) Ceases to function as a going concern or abandons the territory of representation

                  (v) A period of three hundred sixty five days (365 days) from the Effective Date of this agreement passes without EnerTeck receiving a valid and acceptable purchase order of commercial quantities of EnerTeck products in AGENT's Territory.

                           Nothing contained in, nor any action taken under, this section (d) shall constitute a waiver of any other right or remedy available against Agent for any breach mentioned under item (i) hereinabove.

         (e) Notwithstanding any termination of this agreement, EnerTeck agrees to honor any ongoing contractual commitments that arise pursuant to this Agreement.

16.      NOTICES

         All notices and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally or sent by certified mail postage prepaid, to the addresses listed in Appendix "C"

         Or to such other address as any party hereto, may, from time to time, designate in writing delivered in like manner, reference Appendix "C". Notice given by mail, as set out above shall be deemed delivered when actually received at the appropriate address.

17.      ARBITRATION

         Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in the United States and conducted in the English language in Harris County, Texas, United States. In accordance with the then current rules of the International Chamber of Commerce, and judgment upon the award rendered by the Arbitrator(s) may be entered in any court sitting in Harris County, Texas, United States. In respect to any such arbitration proceedings, the prevailing party shall be entitled to receive, in addition to any other remedy, all costs and expenses incurred in such proceedings, including reasonable attorney's fees.

         This Agreement shall be constructed and enforced in accordance with the laws of the state of Texas in the United States of America and filed with the foreign government to the extent that such government requires.

18.      OTHER REPRESENTATION

         AGENT shall at EnerTeck's request provide EnerTeck a list of the companies for which it acts as representative or agent. Upon AGENT undertaking to represent any other enterprise during

AGENCY AGREEMENT                                               FEBRUARY 15, 2003
ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.
               &
ENERTECK CHEMICAL COMPANY, INC.


         the effectiveness of this Agreement, AGENT shall promptly inform EnerTeck of such representation or agency relationship.

19.      SEVERABILITY

         If any provision or provisions of this Agreement shall be held to be in whole or in part invalid, illegal or unenforceable in any jurisdiction, or if any governmental agency or authority shall require the parties to delete any provision of this Agreement, such invalidity, illegality, unenforceability or deletion shall not impair or affect the remaining provisions of this Agreement or the validity or enforceability of such provision in any other jurisdiction.

         The parties shall endeavor, in good faith negotiations, to replace the invalid, illegal unenforceable or deleted provision by valid provisions the economic effect of which comes as close as legally possible to that of the invalid, illegal, unenforceable or deleted provision.

20.      DESCRIPTIVE HEADINGS

         Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

21.      COUNTERPARTS

         For the convenience of the parties, any number of counterparts of this Agreement may be requested by one or more parties hereto and each such counterpart shall be deemed to be an original instrument if agreed to and signed by both parties.

22.      PRIOR AGREEMENTS

         The foregoing terms and conditions represent the entire agreement between EnerTeck and AGENT with respect to the subject matter, irrespective of inconsistent or additional terms or conditions included in other documents of AGENT. There are no other promises, terms, conditions or obligations; oral or written, with respect hereto other than those contained herein.

23.      GENERAL PROVISIONS

         (a) This agreement is made in the English language and in the event of doubt in interpretation between this and any other version into which this agreement may be translated; the English language shall prevail.

         (b) The parties agree that either party shall keep its own personnel and equipment insured and each party will cover all of its own insurance costs.

AGENCY AGREEMENT                                               FEBRUARY 15, 2003
ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.
               &
ENERTECK CHEMICAL COMPANY, INC.


                                                 EXECUTED BY:

ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.    ENERTECK CHEMICAL COMPANY, INC.

-------------------------------                  -------------------------------
/S/                                              /s/
Francisco CS Gularte                             Kenneth S. O'Neill
President and CEO                                President & CEO


DATE: 18 FEB. 2003                               DATE: 27 FEB. 2003

AGENCY AGREEMENT                                               FEBRUARY 15, 2003
ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.
               &
ENERTECK CHEMICAL COMPANY, INC.


                                  APPENDIX "A"

                                       TO

                                AGENCY AGREEMENT

                                     BETWEEN

                  ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.

                                       AND

                         ENERTECK CHEMICAL COMPANY, INC.

                                    TERRITORY

                               COUNTRY (COUNTRIES)
                               -------------------
                                     BRAZIL
                                    ARGENTINA
                                     ECUADOR
                                     URUGUAY
                                    PARAGUAY
                                      PERU
                                      CHILE
                                    COLUMBIA

         MINIMUM ANNUAL SALES VOLUMES TO MAINTAIN GEOGRAPHIC EXCLUSIVITY

Actual sales and/or customer contracts for sales representing the following minimum Territorial sales volumes are required for the Agent to maintain geographic sales exclusivity in the Territory. In the event that Agent does not achieve the minimum sales volume in any given period as provided for herein, EnerTeck may, at its sole option, appoint additional Agents or establish its own sales initiative within the Territory. However, in the event that Agent loses its territorial exclusivity, EnerTeck will respect Agent's active commercial accounts and will not compete with Agent or allow any additionally appointed agents to compete or interfere with Agent's active commercial accounts.


Calendar Year                       Volume of Enerburn Sold in Territory

2003                                20,000 Gallons
2004                                60,000 Gallons
2005 and all subsequent years       100,000 Gallons

AGENCY AGREEMENT                                               FEBRUARY 15, 2003
ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.
               &
ENERTECK CHEMICAL COMPANY, INC.


APPENDIX "B"

                                       TO

                                AGENCY AGREEMENT

                                     BETWEEN

                  ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.

                                       AND

                         ENERTECK CHEMICAL COMPANY, INC.

                              COMMISSION SCHEDULES

The following commission schedules and commission basis prices are predicated on bulk/isotank FOB Houston, Texas for EnerTeck products sold in US dollars and supported by a standby letter of credit on a US Bank with net 30BL payment terms. In the event of different terms of sale such as drummed product or CIF sales, etc., the Parties will negotiate in good faith to adjust the commission basis price to reflect the actual changes in netback price to EnerTeck.

FOR COMPANIA VALE DO RIO DOCE (CVRD), Agent shall be paid a commission for volumes sold to CVRD in the amount of the difference between the bulk/isotank FOB Houston, Texas sales price paid by CVRD and/or its subsidiaries and/or affiliate companies to EnerTeck, and the commission basis price of USD 50.00 per US gallon of Enerburn product.

FOR ALL OTHER NON-GOVERNMENT COMMERCIAL ACCOUNTS, Agent shall be paid a commission representing twenty percent (20%) of the amount any invoice paid by a customer in Agent's Territory.

FOR ALL GOVERNMENT ACCOUNTS (INCLUDING BR AND PETROBRAS), agent shall be paid a commission representing twenty-five percent (25%) of the amount of any invoice paid by a customer in Agent's Territory.

AGENCY AGREEMENT                                               FEBRUARY 15, 2003
ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.
               &
ENERTECK CHEMICAL COMPANY, INC.


                                  APPENDIX "C"

                                       TO

                                AGENCY AGREEMENT

                                     BETWEEN

                  ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.

                                       AND

                         ENERTECK CHEMICAL COMPANY, INC.

                               CONTACT INFORMATION


ECHEMTRADE                                     AGENT
----------                                     -----

Francisco C S Gularte                          Kenneth S. O'Neill
President and CEO                              President
Rua Pio Correia 80, Bl.1 apt. 805              10701 Corporate Drive, Suite 293
Lagoa - Rio de Janeiro- Brasil                 Stafford, Texas 77477
22.461 240

Telephone 55-21-253-755585                     Telephone  (281)240-1787
Fax       55-21-253-755585                     Fax        (281)240-1828

AGENCY AGREEMENT                                               FEBRUARY 15, 2003
ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.
               &
ENERTECK CHEMICAL COMPANY, INC.


                                  APPENDIX "D"

                                       TO

                                AGENCY AGREEMENT

                                     BETWEEN

                  ECHEMTRADETRADE ENERGY & PETROCHEMICALS LTDA.

                                       AND

                            ENERTECK CHEMICAL COMPANY

                          EXCLUDED CUSTOMERS / SERVICES


CUSTOMER                                      PRODUCTS/SERVICES
--------                                      -----------------

NONE                                          NONE